Exhibit 10.5

VOTING RIGHTS PROXY AGREEMENT

股东表决权代理协议

This Voting Rights Proxy Agreement (the “Agreement”) is entered into in Hangzhou, People’s Republic of China (“PRC” or “China”) as of Sep 20th 2018 by and among Hangzhou Ruiran Technology Co., Ltd (“Party A”) and the undersigned shareholders (the “Shareholders” or “Shareholders of Party B”) of [●] (“Domestic Enterprise” or “Party B”). Party A and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Domestic Enterprise is made a party to this Agreement for the purpose of acknowledging the Agreement.

本《股东表决权代理协议》（“本协议”）于2018年9月20日在中华人民共和国（“PRC”或“中国”）杭州市，由杭州瑞然科技有限公司（“甲方”）以及以下签字的[●]（“内资公司”或“乙方”）的股东（以下统称“股东”或“乙方股东”）签署。甲方和股东总称为“各方”，单独称为“一方”。内资公司以下签字是为认可本协议。

RECITALS

前言

1. Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in development, service, consultation and transfer of internet information technology, communication equipment, electronic products and computer hardware and software (collectively the “Business”) Party A and the Domestic Enterprise have entered into a certain Consulting Services Agreement dated Sep 20th 2018 (the “Consulting Services Agreement”) in connection with the Business.

甲方为根据中国法成立的外商独资企业，专业开展网络信息技术、通讯设备、电子产品、计算机软硬件的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）。甲方与内资公司在2018年9月20日签订了有关业务的《咨询服务协议》（“服务协议”）。

2. The Shareholders are shareholders of Domestic Enterprise and collectively holding 100% of the equity interests of Domestic Enterprise (collectively the “Equity Interest”).

股东合计持有内资公司股权的100%（以下统称“股权”）。

3. In connection with the Consulting Services Agreement, the Parties have entered into a certain Operating Agreement dated Sep 20th 2018, pursuant to which the Shareholders now desire to grant to Party A a proxy to vote the Equity Interest held by them for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder. Party A acknowledges and accepts such proxy right.

在签署服务协议时，各方于2018年9月20日签署一份《经营协议》。为有效实施经营协议，股东现在依甲方之义务为对价，在法律允许的最长期限内授予甲方其所持有的全部股权所产生的投票权利。甲方认可并接受该权利。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1. The Shareholders hereby agree to irrevocably grant and entrust Party A and the person designated by Party A and execute power of attorney in a form in Schedule One, for the maximum period of time permitted by law, with all of following rights and powers:

股东在此同意不可撤销地承诺，其在本协议签订后将分别签署内容和格式如本协议附件一的授权委托书，许可和授权甲方和甲方指定的人，在法律允许的最长期限内，行使内资公司股东的下列权利和权力：

(1)	As the agent of the Shareholders, propose for or present the shareholder meeting of Domestic Enterprise in accordance with the valid Articles of Association of Domestic Enterprise thereof;

作为各股东的代理人，根据内资公司届时有效的章程提议召开和出席内资公司的股东会会议；

(2)	Represent the Shareholders to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

代表各股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于：指定和选举内资公司的董事、总经理及其他应由股东任免的高级管理人员；在可适用法律许可的范围内，处置公司资产，对公司进行解散或清算并代表各股东组成清算组并依法行使清算组在清算期间享有的职权；

(3)	Other voting rights which shall be entitled to the Shareholder under PRC Laws and Regulations (including any amendment, modification, supplemental or revised version of PRC Laws and Regulations, and no matter whether such laws or regulations become effective before or after the execution of this Agreement);

中国法律法规（包括其修正、变更、增补及重新制订的内容，而不论其生效时间在本协议订立之前或之后）规定的股东所应享有的其他表决权；

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(4)	Other voting rights for the Shareholder under the valid Articles of Association of Domestic Enterprise thereof (including any other shareholders’ voting right under the Articles of Association of Domestic Enterprise as it may be amended from time to time); and

其他内资公司届时有效的章程项下的股东表决权（包括内资公司章程经不时修改而规定的任何其他的股东表决权）；及

(5)	Represent each of Shareholders to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that each of Shareholders transfer its equity interest according to Call Option Agreement.

在各股东持有的公司股权根据各方另行签订的《购买选择权协议》进行转让时，代表各股东签署相关股权转让协议及其他相关文件，并办理转让所需的政府审批、登记、备案等程序。

2. Party A may establish and amend rules to govern how Party A shall exercise the powers and rights enjoyed by the Shareholders herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and Party A shall only proceed in accordance with such rules.

甲方可以订立或修改有关如何行使股东所拥有的权利和权力的规则。包括但不限于决定行使表决权授权所需的甲方董事人数或比例。甲方必须仅根据上述规则进行行为。

3. The Shareholders shall not transfer or cause to be transferred the Equity Interest to any other party (other than Party A or such designee of Party A). Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if one or more of other Shareholders no longer hold any part of the Equity Interest of Domestic Enterprise.

股东不得转让股权或导致股权转让给除甲方或甲方指定人士以外的其他人。每位股东同意：即使任何其他股东不再持有内资公司的股权的任何部分，其也将继续履行本协议。

4. This Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives. This Agreement shall take effect upon the execution of this Agreement.

本协议由各方于首页载明之日期依法签署，在一方不是自然人的情况下，该协议方的作为已通过必要措施有效授权，并由该协议方的授权代表签署、交付。本协议应在签订时生效。

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5. Each Shareholder represents and warrants to Party A that such Shareholder owns the Equity Interest, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Domestic Enterprise. Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

每位股东向甲方陈述和保证：该股东拥有股权，并且没有任何担保和权利负担。该股东未向除甲方以外的任何人授予任何股权和作为内资公司股东的权利的授权书或委托书。每位股东进一步陈述和保证它签署或交付本协议不违反适用于股东的法律、法规、司法决定、行政命令、仲裁裁决、合同或契约。

6. Provided that any proxy granted under this Agreement fails to be exercised due to any reason other than the default within the term of this Agreement, the Parties shall immediately find an alternative with the most similar effect and, if necessary, execute supplement agreement or amend provisions of this Agreement to ensure the purpose of this Agreement.

如果在本协议期限内的任何时候，本协议项下委托权利的授予或行使因任何原因(各股东或公司违约除外)无法实现，各方应立即寻求与无法实现的安排最相近的替代方案，并在必要时签署补充协议修改或调整本协议条款，以确保可继续实现本协议之目的。

7. The Parties agree and confirm that, if either Party (“Defaulting Party”) is in substantial breach of any provisions herein or fails to perform its substantial obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party (“Non-defaulting Party) to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to the following remedial actions:

(1)	if Defaulting Party is the Shareholders, Party A may terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages;

(2)	if Defaulting Party is Party A, the Non-defaulting Party may request fully compensate all its losses and damages.

各方同意并确认，如任一方(“违约方”)实质性地违反本协议项下所作的任何一项约定，或实质性地未履行或迟延履行本协议项下的任何一项义务，即构成本协议项下的违约(“违约”)，其他未违约方(“守约方”)的任一方有权要求违约方在合理期限内纠正或采取补救措施。如违约方在合理期限内或在相关守约方书面通知违约方并提出纠正要求后十(10)天内仍未纠正或采取补救措施的，则：

(1)	若任何股东为违约方，甲方有权终止本协议并要求违约方给予全部的损害赔偿；

(2)	若甲方为违约方，守约方有权要求违约方给予损害赔偿。

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8. This Agreement may not be terminated without the unanimous consent of all Parties, except that Party A may, by giving a thirty (30) day prior written notice to the Shareholders, terminate this Agreement, with or without cause. Each of Party A and Party B shall complete approval or registration procedures for the extension of its business term three months prior to the expiration of its business term for the purpose of the maintenance of the effectiveness of this Agreement.

除非甲方因任何原因提前30天书面通知可以终止本协议外，本协议非经各方一致同意不得终止。甲方和乙方应在各自经营期限届满前三个月内办理完成延长经营期限的审批及登记手续，以使本协议的有效期得以持续。

9. Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

10. The execution, creation, validity and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、成立、生效和履行应当适用中华人民共和国法律。

11. This Agreement shall be executed in four (4) originals in both English and Chinese, and each Party shall receive one (1) duplicate original, each of which shall be equally valid. In case of any discrepancies among the different languages, the Chinese version shall prevail.

本协议用中英文签署四份，每一方持有一份，每一份都具有同等效力。当本协议中英文含义不一致时，以中文文本为准。

12. The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations. If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through Hangzhou Arbitration Commission (“HAC”) in accordance with HAC arbitration rules and the arbitration proceedings shall be conducted in Hangzhou, China in Chinese. The determination of HAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日内达成一致，应提交杭州仲裁委员会依据其仲裁规则进行仲裁。仲裁地为杭州。仲裁程序以中文进行。仲裁裁决对各方具有最终约束效力，能够在具有管辖权的任何法院执行。

[SIGNATURE PAGE FOLLOWS]

[以下是签字页]

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IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives/authorized representative.

兹证明，本协议由各方或者各方的法定代表人/被授权人签订。

PARTY A: Hangzhou Ruiran Technology Co., Ltd

甲方： 杭州瑞然科技有限公司

Legal/Authorized Representative: ______________________

法定代表人/或被授权人(签字)

Name: 吴昊天

姓名: WU, Haotian

Title: Executive director/general manager

职务:执行董事/总经理

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SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

乙方股东签字页

Shareholders of [●]

[●]的股东:

Entity Shareholder

法人股东

[●]

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: [●]

姓名: [●]

Title: [●]

职务: [●]

Individual Shareholder

个人股东

____________________

Name: [●]

姓名：[●]

ID Card No.: [●]

身份证号: [●]

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ACKNOWLEDGED BY:

认可:

DOMESTIC ENTERPRISE:

内资公司:

[●]

[●]

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: [●]

姓名: [●]

Title: [●]

职务: [●]

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Schedule One

附件一：

Power of Attorney

授权委托书

This power of attorney (this “Power of Attorney”) is executed on [●] _______, 2018, by , resident at [●] with ID/Registration number of [●] and deliver to Hangzhou Ruiran Technology Co., Ltd attorney in fact (“Attorney”), resident at[●].

本授权委托书(以下称“本授权书”)由杭州迎然科技有限公司(住所为[●]，其身份证/注册号码为[●])于2018年[●]月[●]日签署，并向[●](住所为[●])(以下称“受托人”)出具。

I/We, hereby authorize Attorney to act, on my behalf, to exercise the following rights and powers enjoyed by me as the shareholder of [●] (the “Company”):

我/我们，特此授予受托人一项全面代理权，授权受托人作为本人的代理人、以本人的名义、行使本人作为[●](以下称“公司”)的股东所享有的下列权利：

1.	To act as my agent, propose for or present the shareholder meeting of the Company in accordance with the valid Articles of Association of the Company.

·作为本人的代理人根据公司章程提议召开和出席公司的股东会会议；

2.	To represent me to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

作为本人的代理人对股东会会议讨论、决议的所有事项行使表决权，作出并签署决议，包括但不限于：指定和选举公司的董事及其他应由股东任免的高级管理人员；在适用法律许可的范围内处置公司资产，对公司进行解散或清算并代表股东组成清算组并依法行使清算组在清算期间享有的职权等；

3.	To represent me to exercise other voting rights which shall be entitled to the Shareholder under PRC Laws and Regulations (including any amendment, modification, supplemental or revised version of PRC Laws and Regulations, and no matter whether such laws or regulations become effective before or after the execution of this Agreement);

作为本人的代理人行使中国法律法规（包括其修正、变更、增补及重新制订的内容，而不论其生效时间在本协议订立之前或之后）规定的股东所应享有的其他表决权；

4.	To represent me to exercise the voting rights for the shareholder under the valid Articles of Association thereof (including any other shareholders’ voting right under the Articles of Association as it may be amended from time to time);

作为本人的代理人行使公司章程项下的其他股东表决权(包括在该章程经修改后而规定的任何其他的股东表决权)；

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5.	To represent me to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that my equity interest is transferred according to Call Option Agreement.

在本人持有的公司股权根据各方另行签订的《购买选择权协议》进行转让时，代表本人签署相关股权转让协议及其他相关文件，并办理转让所需的政府审批、登记、备案等程序。

I/We hereby irrevocably confirm that unless an instruction is given by__________________ (“WFOE”) to me to change the Attorney, this Power of Attorney shall be valid until Voting Rights Proxy Agreement among WFOE, the Company and its shareholders is expired or terminated.

本人兹不可撤销地确认，除非[●](“独资公司”)对本人发出要求更换受托人的指令，本授权书的有效期延续到独资公司、公司与公司各股东签署的《股东表决权委托协议》到期或提前终止之时。

Hereby authorized.

特此授权。

Name: [●]
姓名(名称)： [●]

By:

签署日期：2018年 [●] 月 [●] 日

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